Filed pursuant to Rule 497(c)
Registration No 333-185238

July 16, 2013

Blackstone

Prospectus

Blackstone

Alternative

Multi-Manager

Fund

a series of Blackstone Alternative Investment Funds

Class	I Shares – BXMMX

Blackstone Alternative Investment Advisors LLC

345 Park Avenue

28th Floor

New York, New York 10154

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

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Investment objective

The investment objective of Blackstone Alternative Multi-Manager Fund (the “Fund”) is to seek capital appreciation.

Summary of fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Class I Shares
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fee	1.95%[1]
Distribution fees	None
Other expenses[2]	1.37%
Dividend and interest expense on securities sold short[3]	0.77%
Remainder of other expenses	0.60%
Acquired fund fees and expenses[2]	0.08%
Total annual fund operating expenses	3.40%
Fees waived and/or expenses reimbursed[4]	(0.15)%
Total annual fund operating expenses after waiver and/or expense reimbursement	3.25%

[1]	Includes management fees paid by the Subsidiaries.
[2]	Based on estimates for the current fiscal year.
[3]

Dividend expense on securities sold short refers to paying the value of dividends to the securities lenders. This expense will be substantially offset by market value gains after the dividends are announced. Interest expense on securities sold short arises from the use of short sale proceeds to invest more than 100% of the Fund’s net assets in long positions. A portion of this expense may be offset by stock lending rebates from the prime broker.

[4]

Through May 31, 2016, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund so that certain of the Fund’s expenses will not exceed 0.45% (annualized). The Fund has agreed to repay these amounts, when and if requested by the Adviser, but only if and to the extent that these expenses are less than 0.45% (annualized) within the three year period after the Adviser bears the expense. These waiver/reimbursement and recoupment arrangements cannot be terminated before May 31, 2016 without the consent of the Fund’s board of trustees (the “Board of Trustees”). The waiver/reimbursement and recoupment arrangements relate to all expenses incurred in the business of the Fund with the exception of (i) investment management fees, (ii) distribution or servicing fees, (iii) acquired fund fees and expenses, (iv) brokerage and trading costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (vi) taxes, (vii) dividends and interest on short positions, and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser) (together, the “Excluded Expenses”). During the term of these waiver/reimbursement arrangements, the total annual operating expenses, excluding the Excluded Expenses, will be limited to 2.40% of the Fund’s average net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and that your dividends and distributions have been reinvested. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The first year of each period in the example takes into account the expense reimbursement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	$ 325
3 years	$1,024

Portfolio turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund has not completed its first fiscal year, and therefore it does not have a portfolio turnover rate to report.

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Principal investment strategies

Blackstone Alternative Investment Advisors LLC (the “Adviser”) seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. The Adviser allocates the Fund’s assets among investment sub-advisers with experience managing alternative investment strategies (the “Sub-Advisers”) and among Investment Funds (as described below) and may also manage a portion of the Fund’s assets directly. The main strategies of the Sub-Advisers and Investment Funds include:

Fundamental strategies, which employ processes designed to identify attractive opportunities in securities of companies that are undervalued/overvalued or expected to experience high/low levels of growth, including bottom-up analysis of a company’s financial statements.

Global macro strategies, which focus on macroeconomic fundamentals in developing investment theses. Monetary policy shifts, fiscal policy shifts, gross domestic product growth or inflation all may be considered in developing a market view.

Opportunistic trading strategies, which employ processes designed to identify short-term trading opportunities, including analyzing supply/demand imbalances.

Quantitative strategies, which employ quantitative techniques that seek gains from anticipated price movements, including models based on valuation, events, statistics, economic fundamentals, changes in economic environments and changes in investor, third-party expert, trader, and analyst sentiment.

Managed futures strategies, which seek to profit from movements in the global financial, commodity, and currency markets by investing in futures, options, and forward contracts.

Multi-strategy strategies, which employ a wide variety of strategies, including some or all of those described above, based upon analysis of macroeconomic variables.

The Adviser determines the allocations of the Fund’s assets and expects to allocate a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. The Adviser may adjust allocations from time to time among strategies or Sub-Advisers. The Adviser reviews a number of quantitative and qualitative factors as part of its process for selecting and monitoring Sub-Advisers, as described in “More on Fund Management—Selection of Sub-Advisers”.

Each Sub-Adviser is responsible for the day-to-day management of the Fund’s assets that the Adviser allocates to it. The Adviser has the ultimate responsibility to oversee each Sub-Adviser, subject to the oversight of the Fund’s Board of Trustees. The Adviser also is responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have obtained from the Securities and Exchange Commission. This order permits the Adviser, subject to supervision and approval by the Board of Trustees, to enter into, and to amend in material respects, sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Fund will furnish shareholders with information about a new Sub-Adviser within 90 days of hiring the Sub-Adviser.

The Adviser has currently entered into sub-advisory agreements with, and has allocated the Fund’s assets to, the following Sub-Advisers:

Sub-Adviser	Strategy
Boussard & Gavaudan Asset Management, LP	Multi-Strategy Strategies
BTG Pactual Asset Management US, LLC	Global Macro Strategies
Caspian Capital LP	Opportunistic Trading Strategies
Cerberus Sub-Advisory I, LLC	Opportunistic Trading Strategies
Chatham Asset Management, LLC	Opportunistic Trading Strategies
Credit Suisse Hedging-Griffo Serviços Internacionais S.A.	Global Macro Strategies
Good Hill Partners LP	Fundamental Strategies
HealthCor Management, L.P.	Fundamental Strategies
Nephila Capital Ltd.	Opportunistic Trading Strategies
Two Sigma Advisers, LLC	Quantitative Strategies
Wellington Management Company, LLP	Fundamental Strategies

The Adviser manages Fund assets not allocated to the Sub-Advisers. The Adviser expects to allocate at least 65% of the Fund’s assets to the Sub-Advisers but may manage up to 35% of the Fund’s assets directly. The Adviser may invest up to 25% of the Fund’s assets in unaffiliated hedge funds, funds traded publicly on foreign exchanges, funds that are Undertakings for Collective Investment in Transferable Securities (“UCITS funds”), and open-end

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Principal investment strategies cont’d

and closed-end management investment companies (collectively, the “Investment Funds”). A portion of the Investment Funds (no more than 15% of the Fund’s assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days). The Investment Funds in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

The Fund’s assets may be invested in its three wholly-owned and controlled subsidiaries (the “Subsidiaries”), each of which has the same investment objective as the Fund. One of the Subsidiaries is formed under the laws of the Cayman Islands (the “Cayman Subsidiary”) and two are formed as limited liability companies under the laws of the State of Delaware (each, a “Domestic Subsidiary” and together, the “Domestic Subsidiaries”). The Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiaries are expected to invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). The Adviser will advise each Subsidiary and may retain one or more Sub-Advisers to manage the Fund’s assets or the assets of a Subsidiary.

In addition, the Adviser may obtain for the Fund synthetic exposure to investment strategies through the use of one or more total return swaps through which the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, or commodity interests representing a particular index sponsored by a third-party investment manager identified by the Adviser.

The Fund will have investment exposure, directly or indirectly through the Subsidiaries or Investment Funds, to a broad range of instruments, markets, and asset classes economically tied to U.S. and foreign markets. (Unless indicted otherwise, references to the investment exposure or risks of the Fund should be understood to refer to Fund’s direct investment exposure and risks and its indirect investment exposure and risks through the Subsidiaries or Investment Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative and commodity instruments. The Fund may take both long and short positions in all of its investments. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may have significant investment leverage as a result of its use of derivatives or its investments in Investment Funds. See “Leverage Risk” below. Additionally, the Fund may lend its portfolio securities.

The equity securities in which the Fund may invest include equity securities of companies of any market capitalization throughout the world (including the U.S.), which may include common stocks, convertible securities, depositary receipts, exchange traded funds (“ETFs”), real estate investment trusts (“REITs”), royalty trusts, and partnership interests.

The fixed income securities in which the Fund may invest include debt securities of governments throughout the world (including the U.S.) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the U.S.), debt securities of any credit rating (including below investment grade debt securities, commonly known as “junk bonds”) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities, loan assignments and loan participations, bankruptcy claims, and event-linked instruments (including catastrophe bonds).

The derivative instruments in which the Fund may invest include futures and forward contracts (including mortgage to be announced securities (“TBAs”); swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps) and/or contracts for difference; call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts; and warrants and rights. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions.

The Fund is non-diversified, which means it may invest in fewer securities than a “diversified” fund.

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Principal investment risks

An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a summary description of the principal risks of investing in the Fund, including the indirect risks associated with the Fund’s investments in the Subsidiaries and Investment Funds. Any decision to invest in the Fund should take into account the possibility that the Fund may make virtually any kind of investment, and be subject to related risks, which can be substantial.

As applicable, references to the “Fund” mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “manager” mean any one or more of the Adviser, Sub-Advisers, and advisors to the Investment Funds.

Activist strategies risk. The Fund may purchase securities of a company that is the subject of a proxy contest in the expectation that new management will cause the price of the company’s securities to increase. If the proxy contest, or the new management, is not successful, the market price of the company’s securities will typically fall.

Allocation risk. The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisers, Subsidiaries, and Investment Funds. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager, Investment Fund, or other issuer is incorrect.

Arbitrage strategies risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the transaction. If there is a perception that the proposed transaction will not be consummated or will be delayed, the market price of the security may decline sharply.

Bank debt risk. The Fund may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to, risks involving the enforceability of security interests and loan transactions, inadequate collateral, liabilities relating to collateral securing obligations, and to the liquidity of these loans. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The corporate loans in which the Fund invests may be rated below investment grade.

Bankruptcy process risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company by causing it to lose its market position and key employees and otherwise become incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court, and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. Furthermore, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a bankruptcy reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities it owns can be impaired as a result of increases in the number and amount of claims in that class or by different classification and treatment of that class. Finally, amounts previously paid to the Fund may be challenged as fraudulent conveyances or preferences as part of a bankruptcy proceeding.

Borrowing risk. The Fund may borrow money (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.

6	Blackstone Alternative Multi-Manager Fund

Principal investment risks cont’d

Collateralized debt obligations risk. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset.

Commodities-related investments risk. The value of commodity-linked derivative instruments may be affected by changes in market movements, volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Conflicts of interest risk. The Adviser and Sub-Advisers will have conflicts of interests which could interfere with their management of the Fund. For example, the Adviser or Sub-Adviser (or its affiliates) may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s or Sub-Adviser’s other clients. In addition, the activities in which the Adviser or Sub-Adviser and its affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in certain investments. The advisors to the Investment Funds may have similar, or other, conflicts of interest. Further information regarding conflicts of interest is available in the Statement of Additional Information (“SAI”).

Contracts for difference risk. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.

Convertible securities risk. If market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Counterparty credit risk. The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.

Debt securities risk. Debt securities, such as bonds, involve certain risks, which include:

Credit risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Event risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Extension risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

Interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities.

Prepayment risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Blackstone Alternative Multi-Manager Fund	7

Variable and floating rate instrument risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Derivatives risk. The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. The Fund may use derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk, and may entail investment exposure greater than their notional amount.

Distressed securities risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.

Equity securities risk. The prices of equity securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions.

Event-driven trading risk. The Fund may seek to profit from the occurrence of specific corporate or other events. A delay in the timing of these events, or the failure of these events to occur at all, may have a significant negative effect on the Fund’s performance.

Event-linked instrument risk. Investing in event-linked bonds, also known as “catastrophe bonds,” and other event-linked instruments involves unique risks. If a trigger event, such as a hurricane, earthquake, or other physical or weather-related phenomenon, causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked bonds have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. In addition to specified trigger events, catastrophe bonds may expose the Fund to other risks, such as credit risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, and foreign exchange risk.

Foreign investments and emerging markets risk. The Fund may invest in securities of non-U.S. issuers, including those located in developing countries, which may involve special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards. These risks are heightened for investments in issuers organized or operating in developing countries.

Government issued securities. U.S. government securities are subject to market and interest rate risk. Market prices of zero coupon U.S. Treasury securities and zero coupon securities issued by governmental agencies or financial institutions generally are more volatile than the market prices of securities that pay interest periodically.

Hedging transactions risks. The Fund may invest in securities and utilize financial instruments for a variety of hedging purposes. Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.

High portfolio turnover risk. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Investment company and ETF risk. The risks of investment in investment companies and ETFs typically reflect the risks of types of instruments in which the investment companies and ETFs invest. By investing in another investment company or ETF, the Fund becomes a shareholder of that investment company or ETF and bears its proportionate share of the fees and expenses of the other investment company or ETF.

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Principal investment risks cont’d

Junk bonds risk. The Fund may invest in below-investment grade debt or so called “junk bonds.” Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are speculative, high risk investments that may cause income and principal losses for the Fund.

Large redemption risk. The Fund is expected to be used as an investment in certain asset allocation programs and may have a large percentage of its shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions.

Leverage risk. To the extent permitted under the Investment Company Act of 1940 (the “1940 Act”), the Fund may borrow money or engage in other transactions, such as investments in derivatives, that create investment leverage for investment or other purposes. Investment leverage may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation or position coverage requirements. Futures contracts, options on futures contracts, forward contracts and other derivatives can allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. Use of leverage can produce volatility and may increase the risk that the Fund will lose more than it has invested.

Liquidity risk. Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

Macro strategy risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Such price movements are influenced by, among other things: changes in interest rates; governmental and economic programs, policies and events; weather and climate conditions; changing supply and demand relationships; changes in balances of payments and trade; rates of inflation and deflation; currency devaluations and revaluations; and changes in philosophies and emotions of market participants.

Market capitalization risk. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

Market risk and security selection risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, possibly sharply and unpredictably, affecting the values of individual securities held by the Fund. Security selection risk is the risk that the securities held by the Fund will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Model and technology risk. Managers may use certain investment programs that are fundamentally dependent on proprietary or licensed technology through the investment program’s use of, among other pieces of hardware, software, or systems, model-based strategies, data gathering systems, order execution and trade allocation systems, as well as risk management systems. While historically effective, these systems may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors will result in, among other things, execution and allocation failures and failures to properly gather and organize data—all of which may have a negative effect on the Fund. The profitability of many of these model-based strategies utilized by quantitative managers are expected to decrease as the assets of the Fund allocated to such quantitative managers and/or the assets of the other clients of the quantitative managers (or their affiliates or competitors) increase.

Mortgage- and asset-backed securities risk. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

Multi-manager risk. The multi-manager strategy employed by the Fund involves special risks, which include:

Offsetting positions. Managers may make investment decisions which conflict with each

Blackstone Alternative Multi-Manager Fund	9

other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

Proprietary investment strategy risk. Managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees or the Adviser. Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previous used, may not use such strategies at all (or the manager’s license may be revoked), may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board of Trustees or the Adviser. These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-diversification risk. The Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

New fund risk. The Fund and the Subsidiaries are newly organized and have no operating history. While the Adviser and certain Sub-Advisers may have experience in investment-related activities and in managing private investment funds, the Adviser has limited experience, and the Sub-Advisers may have limited to no experience, as a manager of a registered investment company.

Regulatory risk. Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.

REIT investment risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities.

Reliance on data risk. The Fund may use investment strategies, such as quantitative strategies, that are highly reliant on the gathering, cleaning, culling, and analysis of large amounts of data from third parties and other external sources. It is not possible or practicable, however, for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions. Quantitative managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions.

Royalty trusts risk. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Sector risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

Securities lending risk. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. The Fund also bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Short sales risk. A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold

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Principal investment risks cont’d

short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.

Sovereign debt risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt.

Structured products risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. In addition to the general risks associated with debt securities, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes.

Subsidiary risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries’ investments. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiaries to operate as expected and could adversely affect the Fund.

Tax risk. The extent of the Fund’s investments in each of the instruments, markets and asset classes described herein and the manner in which the Fund achieves such investments are limited by the Fund’s intention to qualify for treatment as a “regulated investment company” (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund does not appropriately limit such investments or if such investments are, or the income or gain from such investments is recharacterized for U.S. tax purposes, the Fund’s status as a RIC may be jeopardized. In particular, among other requirements, in order to qualify as a RIC the Fund must derive at least 90% of its gross income each taxable year from sources treated as “qualifying income” under the Code. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Cayman Subsidiary will constitute “qualifying income,” but under current law and in the absence of an Internal Revenue Service (“IRS”) ruling or other guidance, there can be no certainty in this regard. In the absence of a ruling or any published guidance issued by the IRS to the effect that income from the Fund’s investments in the Cayman Subsidiary will constitute “qualifying income,” the Fund uses other means of ensuring that the 90% gross income requirement is met. In addition, the amount, timing and character of the Fund’s income in respect of certain Fund investments is uncertain, including under Subchapter M. If the Fund were to fail to qualify for taxation as a RIC in any taxable year, and were ineligible to or otherwise did not cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. The Fund’s failure to qualify and be taxed as a RIC could significantly reduce shareholders’ returns on their investments in the Fund. In addition, if any income earned by the Cayman Subsidiary or investment vehicles in which the Cayman Subsidiary invest were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary earns ECI in connection with its direct investment activities, or is deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income could be subject to these U.S. taxes. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an investment vehicle in which the Cayman Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund. Also, changes in legislation, regulations or other legally binding authority could affect the character, timing and amount of the Fund’s taxable income or gains and distributions, resulting in reduced returns to shareholders.

TBA risk. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ

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from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology.

Warrants and rights risk. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Risks specific to investments in investment funds. Investment Funds often involve special risks not present in direct investments. These risks include:

Duplicative fees and expenses. It is expected that investors in the Fund will bear two layers of asset-based management fees (directly at the Fund level and indirectly at the Investment Fund level) and a single layer of incentive fees (at the Investment Fund level). Expenses exist at both the Fund level and the Investment Fund level.

Estimates. The Fund’s investments in Investment Funds will be priced, in the absence of readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Adviser and the net asset value of the Fund’s shares. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if readily available market values were available for all of the Fund’s investments.

Exemption from 1940 Act. Investment Funds generally will not be registered as investment companies under the 1940 Act, and therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to such investments.

Illiquid securities risk. Certain Investment Funds, including unaffiliated hedge funds and UCITS funds, are expected to be subject to transfer or redemption restrictions that will impair the liquidity of these investments. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Investment Funds are generally permitted to make payment to withdrawing investors in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Fund may receive an in-kind distribution of investments that are illiquid or difficult to value. Illiquid investments could prevent the Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that the Adviser’s valuation will accurately reflect the value that will be realized by the Fund upon the eventual disposition of such investment. Liquid investments may become illiquid after purchase, particularly during periods of market turmoil.

Limited information rights. The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. In most cases where the Fund holds investments in unaffiliated Investment Funds, the Adviser has little or no means of independently verifying this information. In addition, shareholders of the Fund will have no right to receive information about unaffiliated Investment Funds or their managers and will have no recourse against unaffiliated Investments Funds or their managers. Unaffiliated managers may use proprietary investment strategies that are not fully disclosed to the Adviser and may involve risks under some market conditions that are not anticipated by the Adviser.

Performance fees. Incentive fees charged by advisors of Investment Funds may create incentives for such advisors to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, the advisors of Investment Funds may receive compensation for positive performance of an

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Principal investment risks cont’d

Investment Fund even if the Fund’s overall returns are negative.

Special situation investments. Special situation investments, also known as “side pockets,” are investments in securities or other instruments that an Investment Fund determines to be illiquid or lacking a readily ascertainable fair value and which the Investment Fund designates as special situation investments (“Special Situation Investments”). To the extent an Investment Fund invests in a Special Situation Investment, the Fund’s ownership interest with respect to such Special Situation Investment generally may not be withdrawn until the Special Situation Investment, or a portion thereof, is realized or deemed realized.

Waiver of voting rights. The Fund intends to purchase non-voting securities of, or to contractually forego the right to vote in respect of, Investment Funds in order to prevent the Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Investment Fund, including matters that could adversely affect the Fund’s investment.

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Performance

The Fund has not commenced operations as of the date of this Prospectus. Accordingly, the Fund does not yet have a full calendar year of performance and may not disclose performance until such time as it has performance for that period.

Management of the fund

Adviser: Blackstone Alternative Investment Advisors LLC

Sub-Advisers:

Boussard & Gavaudan Asset Management, LP

BTG Pactual Asset Management US, LLC

Caspian Capital LP

Cerberus Sub-Advisory I, LLC

Chatham Asset Management, LLC

Credit Suisse Hedging-Griffo Serviços Internacionais S.A.

Good Hill Partners LP

HealthCor Management, L.P.

Nephila Capital Ltd.

Two Sigma Advisers, LLC

Wellington Management Company, LLP

Portfolio Managers:

Name	Portfolio Manager of the Fund Since	Title
Stephen Sullens	2013	Senior Managing Director and Head of Portfolio Management for Hedge Fund Solutions, The Blackstone Group L.P. (“Blackstone”)
Richard Scarinci	2013	Managing Director, Blackstone (Hedge Fund Solutions)
Alberto Santulin	2013	Managing Director, Blackstone (Hedge Fund Solutions)

Purchase and sale of fund shares

There is no minimum investment requirement.

You may purchase or redeem shares of the Fund each day the New York Stock Exchange (“NYSE”) is open, at the Fund’s net asset value determined after receipt of your request in good order.

Class I Shares are offered for investors who are clients of investment advisors, consultants, broker-dealers, or other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services and (b) have entered into an agreement with Blackstone Advisory Partners L.P. (the “Distributor”) to offer Class I Shares. Class I Shares may also be offered for investment by personnel of the Adviser, and as may be determined by the Board of Trustees.

For more information about how to purchase, redeem, or exchange shares, you should contact your financial intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone at 1-888-240-0594 or by mail at 345 Park Avenue, 28th Floor, New York, NY 10154.

Tax information

The Fund’s distributions are generally taxable to you as ordinary income or capital gain, except where your investment is through an IRA, 401(k), or other tax-advantaged account.

Financial intermediary compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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More on the fund’s investment strategies, investments, and risks

Investment objective

The investment objective of the Fund is to seek capital appreciation. This investment objective may be changed without shareholder approval.

Investment strategy

The Adviser, Blackstone Alternative Investment Advisors LLC, seeks to achieve the Fund’s objective by allocating the Fund’s assets among a variety of non-traditional or “alternative” investment strategies. As noted above, the Adviser allocates the Fund’s assets among Sub-Advisers, which have experience managing alternative investment strategies, and among Investment Funds and may also manage a portion of the Fund’s assets directly. The main strategies of the Sub-Advisers and Investment Funds include:

Fundamental strategies, which employ processes designed to identify attractive opportunities in securities of companies that are undervalued/overvalued or expected to experience high/low levels of growth, including bottom-up analysis of a company’s financial statements.

Global macro strategies, which focus on macroeconomic fundamentals in developing investment theses. Monetary policy shifts, fiscal policy shifts, gross domestic product growth or inflation all may be considered in developing a market view.

Opportunistic trading strategies, which employ processes designed to identify short-term trading opportunities, including analyzing supply/demand imbalances.

Quantitative strategies, which employ quantitative techniques that seek gains from anticipated price movements, including models based on valuation, events, statistics, economic fundamentals, changes in economic environments and changes in investor, third-party expert, trader, and analyst sentiment.

Managed futures strategies, which seek to profit from movements in the global financial, commodity, and currency markets by investing in futures, options, and forward contracts.

Multi-strategy strategies, which employ a wide variety of strategies, including some or all of those described above, based upon analysis of macroeconomic variables.

The Adviser determines the allocations of the Fund’s assets and expects to allocate a majority of the Fund’s assets among a number of affiliated and unaffiliated Sub-Advisers with expertise in alternative investment strategies. The Adviser is responsible for selecting the strategies, for identifying and retaining Sub-Advisers with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to each Sub-Adviser. The Adviser may adjust allocations from time to time among strategies or Sub-Advisers. The Adviser reviews a number of quantitative and qualitative factors as part of its process for selecting and monitoring Sub-Advisers, as described in “More on Fund Management—Selection of Sub-Advisers.”

Each Sub-Adviser is responsible for the day-to-day management of the assets that the Adviser allocates to it. The Adviser has the ultimate responsibility to oversee each Sub-Adviser, subject to the oversight of the Fund’s Board of Trustees. The Adviser is also responsible for recommending the hiring, termination, and replacement of Sub-Advisers.

The Adviser intends to hire and terminate Sub-Advisers in accordance with the terms of an exemptive order that the Fund and the Adviser have obtained from the Securities and Exchange Commission. This order permits the Adviser, subject to supervision and approval by the Board of Trustees, to enter into, and to amend in material respects, sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Fund will furnish shareholders with information about a new Sub-Adviser within 90 days of hiring the Sub-Adviser.

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The Adviser has currently entered into sub-advisory agreements with, and has allocated the Fund’s assets to, the following Sub-Advisers:

Sub-Adviser	Strategy
Boussard & Gavaudan Asset Management, LP	Multi-Strategy Strategies
BTG Pactual Asset Management US, LLC	Global Macro Strategies
Caspian Capital LP	Opportunistic Trading Strategies
Cerberus Sub-Advisory I, LLC	Opportunistic Trading Strategies
Chatham Asset Management, LLC	Opportunistic Trading Strategies
Credit Suisse Hedging-Griffo Serviços Internacionais S.A.	Global Macro Strategies
Good Hill Partners LP	Fundamental Strategies
HealthCor Management, L.P.	Fundamental Strategies
Nephila Capital Ltd.	Opportunistic Trading Strategies
Two Sigma Advisers, LLC	Quantitative Strategies
Wellington Management Company, LLP	Fundamental Strategies

The Adviser manages Fund assets not allocated to the Sub-Advisers. The Adviser expects to allocate at least 65% of the Fund’s assets to the Sub-Advisers but may manage up to 35% of the Fund’s assets directly. The Adviser may invest up to 25% of the Fund’s assets in Investment Funds, which include unaffiliated hedge funds, funds traded publicly on foreign exchanges, UCITS funds, and open-end and closed-end management investment companies. A portion of the Investment Funds (no more than 15% of the Fund’s assets, taken together with any other illiquid assets held by the Fund) is expected to be “illiquid” (i.e., holdings that the Fund would not be able to sell or dispose of in the ordinary course of business within seven calendar days). The Investment Funds in which the Fund invests are not subject to the investment policies of the Fund and may have different or contrary investment policies.

The Fund’s assets may be invested in its three wholly-owned and controlled Subsidiaries, each of which has the same investment objective as the Fund. The Fund’s Cayman Subsidiary is formed as an exempted company under the laws of the Cayman Islands and the Fund’s two Domestic Subsidiaries are formed as limited liability companies under the laws of the State of Delaware. The Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests. The Domestic Subsidiaries are expected to invest, directly or indirectly through the use of derivatives, almost entirely in securities (with only de minimis exposure to commodity interests). The Fund may be, and the Cayman Subsidiary is expected to be, a commodity pool subject to regulation by the CFTC. The pool operator of the Domestic Subsidiaries is expected to be exempt from registration as such with the CFTC with respect to the Domestic Subsidiaries. The Fund does not expect to invest more than 25% of its assets in the Cayman Subsidiary.

The Adviser will advise the Subsidiaries and may select one or more Sub-Advisers to manage the assets of the Fund or of a Subsidiary, depending on the nature of each Sub-Adviser’s investment strategy. As with the Fund, the Adviser is responsible for each Subsidiary’s day to day business pursuant to an investment advisory agreement with the Subsidiary. Under an investment management agreement with each Subsidiary, the Adviser provides each Subsidiary with the same type of management services as the Adviser provides to the Fund. The Adviser receives compensation for providing such services. The Fund does not currently intend to sell or transfer all or any portion of its ownership interests in a Subsidiary.

In addition, the Adviser may obtain for the Fund synthetic exposure to investment strategies through the use of one or more total return swaps through which the Fund or a Subsidiary makes payments to a counterparty (at either a fixed or variable rate) in exchange for receiving from the counterparty payments that reflect the return of a “basket” of securities, derivatives, or commodity interests representing a particular index sponsored by a third-party investment manager identified by the Adviser. The total return swap, and fees and expenses relating to the swap (including administrative and other fees charged by the counterparty and management and/or performance fees associated with the index), typically would be based on a notional amount. The Fund would not bear any fees or expenses relating to a total return swap directly; instead, those fees and expenses will reduce the return that the Fund earns from investing in the total return swap.

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More on the fund’s investment strategies, investments, and risks cont’d

The Fund will have investment exposure, directly or indirectly through the Subsidiaries or Investment Funds, to a broad range of instruments, markets and asset classes economically tied to U.S. and foreign markets. (Unless indicted otherwise, references to the investment exposure or risks of the Fund should be understood to refer to Fund’s direct investment exposure and risks and its indirect investment exposure and risks through the Subsidiaries or Investment Funds.) Investments may include, but are not limited to, equity securities, fixed income securities, and derivative and commodity instruments. The Fund may take both long and short positions in all of its investments. There is no limit on the amount of exposure the Fund may have to any specific asset class, market sector, or instrument. The Fund may have significant investment leverage as a result of its use of derivatives or its investments in Investment Funds. See “Leverage Risk” below. Additionally, the Fund may lend its portfolio securities.

The equity securities in which the Fund may invest include equity securities of companies of any market capitalization throughout the world (including the U.S.), which may include common stocks, convertible securities, depositary receipts, ETFs, REITs, royalty trusts, and partnership interests.

The fixed income securities in which the Fund may invest include debt securities of governments throughout the world (including the U.S.) as well as their agencies and/or instrumentalities, debt securities of corporations throughout the world (including the U.S.), debt securities of any credit rating (including below investment grade debt securities (commonly known as “junk bonds”)) or debt securities that are unrated, commercial and residential mortgage-backed securities, asset-backed securities, loan assignments and loan participations, bankruptcy claims, and event-linked instruments (including catastrophe bonds).

The derivative instruments in which the Fund may invest include futures and forward contracts (including mortgage TBAs); swaps, such as credit default swaps, total return swaps, interest rate swaps (including constant maturity swaps) and/or contracts for difference; call and put options including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts; and warrants and rights. Any of these derivatives may be used in an effort to gain economic exposure to one or more alternative investment strategies, to enhance returns, or to hedge the Fund’s positions by managing or adjusting the risk profile of the Fund or its individual positions. The Adviser will monitor the credit quality of derivatives counterparties in order to assure they maintain what the Adviser believes to be sufficient financial resources to meet their obligations to the Fund or Subsidiary.

The Fund is non-diversified, which means it may invest in fewer securities than a “diversified” fund.

Temporary investments

The Fund may, from time to time, take temporary defensive positions in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest all or some of its total assets in U.S. government securities, commercial paper, certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks, corporate bonds, money market instruments, cash, cash equivalents and ETFs tracking the performance of high yield and investment grade bond indexes. When the Fund’s assets are invested in these instruments, the Fund may not achieve its investment objective.

Risks

An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. The following is a description of the risks of investing in the Fund, including the indirect risks associated with the Fund’s investments in Investment Funds and the Subsidiaries. The Statement of Additional Information contains additional information about the risks of investing the Fund.

As applicable, references to the “Fund” shall mean any one or more of the Fund, Subsidiaries, and Investment Funds, and references to a “manager” shall mean any one or more of the Adviser, the Sub-Advisers and the advisors to the Investment Funds.

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Principal investment risks

Activist strategies risk. The Fund may purchase securities of a company that is the subject of a proxy contest in the expectation that new management will be able to improve the company’s performance or effect a sale or liquidation of its assets so that the price of the company’s securities will increase. If the incumbent management of the company is not defeated, or if new management is unable to improve the company’s performance or sell or liquidate the company, the market price of the company’s securities will typically fall, which may cause the Fund to suffer a loss.

In addition, where an acquisition or restructuring transaction or proxy fight is opposed by the subject company’s management, the transaction often becomes the subject of litigation. Such litigation involves substantial uncertainties and may impose substantial cost and expense on the Fund.

Allocation risk. The Fund’s ability to achieve its investment goal depends upon the Adviser’s skill in determining the Fund’s allocation to alternative investment strategies and in selecting the best mix of Sub-Advisers, Subsidiaries, and Investment Funds. The value of your investment may decrease if the Adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, manager, Investment Fund, or other issuer is incorrect. There is no assurance as to the amount of the Fund’s assets that the Adviser may allocate to any investment strategy, Sub-Adviser, Subsidiary, or Investment Fund from time to time.

Arbitrage strategies risk. The Fund may purchase securities at prices only slightly below the anticipated value to be paid or exchanged for such securities in a merger, exchange offer or cash tender offer, and substantially above the prices at which such securities traded immediately prior to announcement of the merger, exchange offer or cash tender offer. If the proposed transaction appears likely not to be consummated or is delayed, the market price of the security to be tendered or exchanged may be expected to decline sharply, which would result in a loss to the Fund. In addition, if the manager determines that the offer is likely to be increased, either by the original bidder or by another party, the Fund may purchase securities above the offer price; such purchases are subject to a high degree of risk.

The consummation of mergers and tender and exchange offers can be prevented or delayed by a variety of factors, including opposition by the management or shareholders of the target company, private litigation or litigation involving regulatory agencies, and approval or non-action of regulatory agencies. The likelihood of occurrence of these and other factors, and their impact on an investment, can be very difficult to evaluate.

Bank debt risk. The Fund may invest in bank loans and participations. Risks associated with these obligations include, but are not limited to: inadequate perfection of the security interest granted under the loan documents; inadequate collateral; the possible invalidation or compromise of a loan transaction as a fraudulent conveyance or preference under relevant creditors’ rights laws; the validity and seniority of bank claims and guarantees; environmental liability that may arise with respect to collateral securing the obligations; adverse consequences resulting from participating in such instruments with other institutions with lower credit quality; long and less certain settlement periods; limitations on the ability of the Fund to directly enforce its rights with respect to participations and illiquidity in the market for the resale of such loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the loan, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a loan, the Fund may become a member of the syndicate.

If a loan is acquired through an assignment, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. If a loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

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More on the fund’s investment strategies, investments, and risks cont’d

Bankruptcy process risk. The Fund may purchase bankruptcy claims. There are a number of significant risks inherent in the bankruptcy process. The effect of a bankruptcy filing on a company may adversely and permanently affect the company by causing it to lose its market position and key employees and otherwise become incapable of restoring itself as a viable business. Many events in a bankruptcy are the product of contested matters and adversarial proceedings and are beyond the control of the creditors. The duration of a bankruptcy proceeding is difficult to predict and a creditor’s return on investment can be adversely affected by delays while the plan of reorganization is being negotiated, approved by the creditors, confirmed by the bankruptcy court, and until it ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and are paid out of the debtor’s estate before any return to creditors. Furthermore, bankruptcy law permits the classification of “substantially similar” claims in determining the classification of claims in a bankruptcy reorganization. Because the standard for classification is vague, there exists the risk that the Fund’s influence with respect to the class of securities it owns can be impaired as a result of increases in the number and amount of claims in that class or by different classification and treatment of that class. Finally, amounts previously paid to the Fund may be challenged as fraudulent conveyances or preferences as part of a bankruptcy proceeding.

Below investment-grade instruments risk. The Fund may invest and transact in unrated or lower-rated fixed income securities and other instruments, sometimes referred to as “high yield” or “junk” bonds. Lower-rated securities may include securities that have the lowest rating or are in default. Investing in lower-rated or unrated securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities, including a high degree of credit risk. Lower-rated or unrated securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers/issues of lower-rated or unrated securities may be more complex than for issuers/issues of higher quality debt securities. Lower-rated or unrated securities may be more susceptible to losses and real or perceived adverse economic and competitive industry conditions than higher-grade securities. Securities that are in the lowest rating category are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, and to be unlikely to have the capacity to pay interest and repay principal. The secondary markets on which lower-rated or unrated securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the value of such investments. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-rated or unrated securities, especially in a thinly traded market. It is possible that a major economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is possible that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default of such securities. Furthermore, with respect to certain residential and commercial mortgage-backed securities, it is difficult to obtain current reliable information regarding delinquency rates, prepayment rates, servicing records, as well as updated cash flows. The use of credit ratings as the sole method of evaluating lower-rated or unrated securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of lower-rated securities. In addition, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was rated.

Borrowing risk. The Fund may borrow money (or engage in transactions that are economically similar to borrowing money) to fund investments, to satisfy redemptions, or to obtain investment exposure to various markets or investment styles, which may exaggerate changes in the net asset value of Fund shares and in the return on the Fund’s portfolio. Borrowing will cost the Fund interest expense and other fees. The costs of borrowing may reduce the Fund’s return. Borrowing may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its repayment obligations.

Collateralized debt obligations risk. Collateralized debt obligations are subject to credit, interest rate, valuation, prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn.

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Commodities-related investments risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may also change.

Conflicts of interest risk. The Adviser and Sub-Advisers will have conflicts of interests which could interfere with their management of the Fund. For example, the Adviser or Sub-Adviser (or its affiliates) may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategy of the Fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s or Sub-Adviser’s other clients. In addition, the activities in which the Adviser or Sub-Advisers and their affiliates are involved may limit or preclude the flexibility that the Fund may otherwise have to participate in certain investments. The advisors to the Investment Funds may have similar, or other, conflicts of interest. Further information regarding conflicts of interest is available in the SAI.

Contracts for difference risk. Contracts for differences are swap arrangements in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities. Often, one or both baskets will be an established securities index. The Fund’s return will be based on changes in value of theoretical long futures positions in the securities comprising one basket (with an aggregate face value equal to the notional amount of the contract for differences) and theoretical short futures positions in the securities comprising the other basket. The Fund also may use actual long and short futures positions and achieve similar market exposure by netting the payment obligations of the two contracts. If the short basket outperforms the long basket, the Fund will realize a loss—even in circumstances when the securities in both the long and short baskets appreciate in value.

Convertible securities risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. “Mandatory” convertible bonds, which must be converted into common stock by a certain date, may be more exposed to the risks of the underlying common stock.

Counterparty credit risk. The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that the relevant manager will monitor the creditworthiness of firms with which it will cause the Fund to enter into repurchase agreements, interest rate swaps, caps, floors, collars or over-the-counter derivatives. If there is a default by the counterparty to such a transaction, the relevant manager will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

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In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.

If the Fund obtains exposure to one or more Investment Funds indirectly through the use of one or more total return swaps, those investments will be subject to counterparty risk.

Debt securities risk. Debt securities, such as bonds, involve certain risks, which include:

Credit risk. Credit risk refers to the possibility that the issuer of a security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Event risk. Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

Extension risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to future changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than the value of shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

Interest rate risk. Generally, the value of fixed income securities will change inversely with changes in interest rates. As interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities. The Fund may take steps to attempt to reduce the exposure of its portfolio to interest rate changes, however, there can be no guarantee that the Fund will take such actions or that the Fund will be successful in reducing the impact of interest rate changes on the portfolio.

Prepayment risk. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Variable and floating rate instrument risk. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Defensive investing risk. For defensive purposes, the Fund may, as part of its risk management process, allocate assets into cash or short-term fixed income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

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Derivatives risk. The Fund may use derivatives for hedging and non-hedging purposes. Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Futures. Futures contracts markets are highly volatile and are influenced by a variety of factors, including national and international political and economic developments. In addition, because of the low margin deposits normally required in futures trading, a high degree of leverage is typical of a futures trading account. As a result, a relatively small price movement in a futures contract may result in substantial losses to the trader. Moreover, futures positions are marked to market each day and variation margin payment must be paid to or by a trader.

Positions in futures contracts may be closed out only on the exchange on which they were entered into or through a linked exchange, and no secondary market exists for such contracts.

Although the Fund typically enters into futures contracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain futures exchanges do not permit trading in particular futures contracts at prices that represent a fluctuation in price during a single day’s trading beyond certain set limits. If prices fluctuate during a single day’s trading beyond those limits, the Fund could be prevented from promptly liquidating unfavorable positions and thus be subjected to substantial losses.

In addition, the Commodity Futures Trading Commission (the “CFTC”) and various exchanges impose speculative position limits on the number of positions a person or group may hold or control in particular commodities. For purposes of complying with speculative position limits, the Fund’s outright positions (i.e., those that are not bona fide hedge positions or spread positions specifically exempted from speculative limits) may be aggregated with positions of certain related persons and, as a result, the Fund may be unable to take positions in particular futures contracts or may be forced to liquidate positions in particular futures contracts.

When used for hedging purposes, an imperfect or variable degree of correlation between price movements of the futures contracts and the underlying investment sought to be hedged may prevent the Fund from achieving the intended hedging effect or expose the Fund to the risk of loss.

Unlike trading on domestic futures exchanges, trading on non-U.S. futures exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some non-U.S. exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless the Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on non-U.S. exchanges, any profits that the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

Forwards. Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward contracts may also include mortgage to be announced securities (“TBAs”) in which the exact securities to be delivered to the buyer are chosen just before delivery rather than at the time of the original trade. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not

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applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by the Fund due to unusually high trading volume, political intervention or other factors. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Fund would otherwise recommend, to the possible detriment of the Fund. Market illiquidity or disruption could result in major losses to the Fund. In addition, the Fund may be exposed to credit risks with regard to counterparties with whom the Fund trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Fund. Some counterparties with whom the Fund transacts may not be rated investment grade.

Options. Options trading involves certain additional risks. Specific market movements of the option and the instruments underlying an option cannot be predicted. No assurance can be given that a liquid offset market will exist for any particular option or at any particular time. If no liquid offset market exists, the Fund might not be able to effect an offsetting transaction in a particular option. To realize any profit in the case of an option, therefore, the option holder would need to exercise the option and comply with margin requirements for the underlying instrument. A writer could not terminate the obligation until the option expired or the writer was assigned an exercise notice. The purchaser of an option is subject to the risk of losing the entire purchase price of the option. The writer of an option is subject to the risk of loss resulting from the difference between the premium received for the option and the price of the futures contract underlying the option that the writer must purchase or deliver upon exercise of the option. The writer of a naked option may have to purchase the underlying contract in the market for substantially more than the exercise price of the option in order to satisfy his delivery obligations. This could result in a large net loss.

Stock or index options that may be purchased or sold by the Fund may include options not traded on a securities exchange. The risk of nonperformance by the obligor on such an option may be greater and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an option may be less than in the case of an exchange traded option.

Swap agreements. The Fund may use equity, interest rate, index, and currency swap agreements. The Fund may from time to time, and certain Subsidiaries will, achieve investment exposure to an investment strategy managed by a third-party investment manager identified by the Adviser through the use of one or more total return swaps. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. Interest rate swaps, for example, do not typically involve the delivery of securities, other underlying assets or principal. Accordingly, the market risk of loss with respect to an interest rate swap is often limited to the amount of interest payments that the relevant manager is contractually obligated to make on a net basis. The Fund’s use of swaps could create significant investment leverage—see “Leverage Risk” below.

Distressed securities risk. The Fund may purchase distressed securities of business enterprises involved in workouts, liquidations, reorganizations, bankruptcies and similar situations. Since there is typically substantial uncertainty concerning the outcome of transactions involving business enterprises in these situations, there is a high degree of risk of loss, including loss of the entire investment.

In bankruptcy, there can be considerable delay in reaching accord on a restructuring plan acceptable to a bankrupt company’s lenders, bondholders and other creditors and then obtaining the approval of the bankruptcy court. Such delays could result in substantial losses to the investments in such company’s securities or obligations. Moreover, there is no assurance that a plan favorable to the class of securities held by the

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Fund will be adopted or that the subject company might not eventually be liquidated rather than reorganized. See “Bankruptcy Process Risk.”

In liquidations (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful, will be delayed or will result in a distribution of cash or a new security, the value of which will be less than the purchase price of the security in respect of which such distribution is received. It may be difficult to obtain accurate information concerning a company in financial distress, with the result that the analysis and valuation are especially difficult. The market for securities of such companies tends to be illiquid and sales may be possible only at substantial discounts.

Equity securities risk. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The prices of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Event-driven trading risk. The Fund may engage in event-driven investing. Event-driven investing requires the relevant manager to make predictions about (i) the likelihood that an event will occur and (ii) the impact such event will have on the value of a company’s securities. If the event fails to occur or it does not have the effect foreseen, losses can result. For example, the adoption of new business strategies, a meaningful change in management or the sale of a division or other significant assets by a company may not be valued as highly by the market as the manager had anticipated, resulting in losses. In addition, a company may announce a plan of restructuring which promises to enhance value and fail to implement it, resulting in losses to investors.

Event-linked instruments risk. The Fund may seek to profit from investment in debt securities whose performance is linked to the occurrence of specific “trigger” events, such as a hurricane, earthquake, or other physical or weather-related phenomena. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, the Fund may lose a portion or all of its principal invested in the bond or suffer a reduction in credited interest. Some event-linked bonds have features that delay the return of capital upon the occurrence of a specified event; in these cases, whether or not there is loss of capital or interest, the return on the investment may be significantly lower during the extension period. The type of event-linked bonds in which the Fund may invest are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). The return on these securities is tied primarily to property insurance risk and is analogous to underwriting insurance in certain circumstances. By isolating insurance risk, these securities are largely uncorrelated to other more traditional investments. The Fund believes that the greatest risk to its investments in catastrophe bonds would be a major hurricane or similar catastrophe striking a heavily populated area of the East Coast of the United States or a major earthquake with an epicenter in an urban area on the West Coast of the United States. In addition to specified trigger events, catastrophe bonds may expose the Fund to other risks, such as credit risk, adverse regulatory or jurisdictional interpretations, adverse tax consequences, and foreign exchange risk. The Fund will monitor the liquidity of event-linked instruments held by the Fund and will consider various factors including, but not limited to, market spreads and external events, in connection with such monitoring. Although the Fund may invest without limits in catastrophe bonds, from time to time, the volume of catastrophe bonds available in the market may be insufficient to enable the Fund to invest as great a percentage of its assets in catastrophe bonds as the Adviser might deem optimal.

Foreign investments and emerging markets risk. The Fund may invest in non-U.S. securities. Non-U.S. securities involve certain factors not typically associated with investing in U.S. securities including risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar and

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the various non-U.S. currencies in which the Fund’s portfolio securities will be denominated, and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets, the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation; (iii) certain economic and political risks, including potential exchange control regulations and potential restrictions on non-U.S. investment and repatriation of capital; and (iv) with respect to certain countries, the possibility of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds or other assets of the Fund, political or social instability or diplomatic developments that could affect investments in those countries.

The non-U.S. securities in which the Fund invests may include securities of companies based in emerging countries or issued by the governments of such countries. Investing in securities of certain of such countries and companies involves certain considerations not usually associated with investing in securities of developed countries or of companies located in developed countries, including political and economic considerations, such as greater risks of expropriation, confiscatory taxation, imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds, limitations on the removal of funds, nationalization and general social, political and economic instability; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; and problems that may arise in connection with the clearance and settlement of trades. In addition, accounting and financial reporting standards that prevail in certain of such countries generally are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in these countries than is available to investors in companies located in more developed countries. There is also less regulation, generally, of the securities markets in emerging countries than there is in more developed countries. Placing securities with a custodian in an emerging country may also present considerable risks.

A number of countries have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. These events could negatively affect the value and liquidity of the Fund’s investments.

Government issued securities. The Fund may invest in U.S. government securities. Generally, these securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. government securities also include Treasury receipts and other stripped U.S. government securities, where the interest and principal components of stripped U.S. government securities are traded independently. These securities are subject to market and interest rate risk. The Fund may also invest in zero coupon U.S. Treasury securities, in zero coupon securities issued by governmental agencies and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury or governmental agency securities. A zero coupon security pays no interest to its holder during its life, and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

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Hedging transactions risks. The Fund may invest in securities and utilize financial instruments, including but not limited to, forward contracts, currency options and interest rate swaps, caps and floors both for investment purposes and hedging purposes in order to: (i) protect against possible changes in the market value of portfolio positions resulting from fluctuations in the securities markets and changes in interest rates, (ii) protect the unrealized gains in the value of portfolio positions, (iii) facilitate the sale of any such investments, (iv) enhance or preserve returns, spreads or gains on any investment in a portfolio, (v) hedge the interest rate or currency exchange rate on any liabilities or assets, (vi) protect against any increase in the price of any securities which purchase is anticipated at a later date or (vii) for any other reason that the Fund deems appropriate.

Hedging against a decline in the value of a portfolio position does not eliminate fluctuations in the values of portfolio positions or prevent losses if the values of such positions decline, but establishes other positions designed to gain from those same developments, thus moderating the decline in the portfolio positions’ value. Such hedging transactions also limit the opportunity for gain if the value of the portfolio position should increase. Moreover, it may not be possible for the Fund to hedge against an exchange rate, interest rate or security price fluctuation that is so generally anticipated that the Fund is not able to enter into a hedging transaction at a price sufficient to protect its assets from the decline in value of the portfolio positions anticipated as a result of such fluctuations.

The Fund is not required to attempt to hedge portfolio positions and, for various reasons, may determine not to do so. Furthermore, the Fund may not anticipate a particular risk so as to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if the Fund had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. For a variety of reasons, the Fund may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The successful utilization of hedging and risk management transactions requires skills complementary to those needed in the selection of the Fund’s portfolio holdings. Moreover, it should be noted that a portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties), “liquidity risk” and “widening” risk.

High portfolio turnover risk. Certain of the Fund’s strategies, typically those that involve actively trading securities, may result in a high portfolio turnover rate, which can increase transaction costs (thus lowering performance) and taxable distributions. A high fund portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. The portfolio turnover rate of the Fund may vary from year to year, as well as within a year.

Investment company and ETF risk. The Fund may invest in shares of investment companies and ETFs, which invest in a wide range of instruments designed to track the price, performance and dividend yield of a particular commodity, security, securities market index (or sector of an index). The risks of investment in these securities typically reflect the risks of the types of instruments in which the investment company and ETF invests. When the Fund invests in investment company securities or ETFs, shareholders of the Fund bear indirectly their proportionate share of their fees and expenses, as well as their share of the Fund’s fees and expenses. As a result, an investment by the Fund in an investment company or ETF could cause the Fund’s operating expenses (taking into account indirect expenses such as the fees and expenses of the investment company or ETF) to be higher and, in turn, performance to be lower than if it were to invest directly in the instruments underlying the investment company or ETF. The trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted.

Large redemption risk. Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Advisers would otherwise decide to do so. Large redemptions in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs. The Fund is expected to be used as an investment in asset allocation programs sponsored by certain financial

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intermediaries. The Fund may have all or a large percentage of its shares owned by such asset allocation programs. Should such financial intermediary change investment strategies or investment allocations such that fewer assets are invested in the Fund or the Fund is no longer used as an investment, the Fund could experience large redemptions of its shares.

Leverage risk. Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. Futures contracts, options on futures contracts, and forward contracts allow the Fund to obtain large investment exposures in return for meeting relatively small margin requirements. As a result, investments in those transactions may be highly leveraged. In addition, a total return swap on an investment account or vehicle managed by a third party could represent investment exposure by the Fund that far exceeds the fixed amount that the Fund is required to pay the counterparty, creating significant investment leverage. Use of leverage can produce volatility and may increase the risk that the Fund will lose more than it has invested.

Liquidity risk. Liquidity risk exists when particular investments are difficult to sell. Although most of the Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.

Macro strategy risk. The profitability of any macro program depends primarily on the ability of its manager to predict derivative contract price movements to implement investment theses regarding macroeconomic trends. Price movements for commodity interests are influenced by, among other things: changes in interest rates; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; weather and climate conditions; natural disasters, such as hurricanes; changing supply and demand relationships; changes in balances of payments and trade; U.S. and international rates of inflation and deflation; currency devaluations and revaluations; U.S. and international political and economic events; and changes in philosophies and emotions of market participants. The manager’s trading methods may not take all of these factors into account.

The global macro programs to which the Fund’s investments are exposed typically use derivative financial instruments that are actively traded using a variety of strategies and investment techniques that involve significant risks. The derivative financial instruments traded include commodities, currencies, futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by typical mutual funds, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.

Market capitalization risk (small-, mid- and large-cap stocks risk). To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

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Market risk and selection risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. While a manager may make efforts to control the risks associated with market changes, and may attempt to identify changes as they occur, market environment changes can be sudden and extreme. Such market environment changes may adversely affect the performance of a model and amplify losses. Selection risk is the risk that the securities held by the Fund will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Model and technology risk. Managers may use certain investment programs that are fundamentally dependent on proprietary or licensed technology through the investment program’s use of, among other pieces of hardware, software, or systems, model-based strategies, data gathering systems, order execution and trade allocation systems, as well as risk management systems. While historically effective, these strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. Any such errors, imperfections or limitations in a model could affect the ability of the manager to implement strategies. Despite testing, monitoring and independent safeguards, these errors may result in, among other things, execution and allocation failures and failures to properly gather and organize data—all of which may have a negative effect on the Fund. Such errors are often extremely difficult to detect and some may go undetected for long periods of time and some may never be detected. The adverse impact caused by these errors can compound over time. A manager (and/or the licensor of the models or technology) may detect certain errors that it chooses, in its sole discretion, not to address or fix. By necessity, models make simplifying assumptions that limit their efficacy. Models that appear to explain prior market data can fail to predict future market events. Moreover, an increasing number of market participants may rely on models that are similar to those used by a manager (or an affiliate of a manager), which may result in a substantial number of market participants taking the same action with respect to an investment. Should one or more of these other market participants begin to divest themselves of one or more portfolio investments, the Fund could suffer losses.

Mortgage- and asset-backed securities risk. Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Although asset-backed and commercial mortgage-backed securities (“CMBS”) generally experience less prepayment risk than residential mortgage-backed securities (“RMBS”), each of RMBS, CMBS and asset-backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an inverse floater). These securities are frequently referred to as “mortgage derivatives” and would include agency derivative indices, such as Markit IOS, and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect

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of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real-estate values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Residential mortgage-backed securities risk. The Fund may invest in RMBS. Holders of RMBS bear various risks, including credit, market, interest rate, structural, and legal risks. RMBS represent interests in pools of residential mortgage loans secured by one to four family residential mortgage loans. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS.

The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. Certain mortgage loans may be of sub-prime credit quality (i.e., do not meet the customary credit standards of Fannie Mae and Freddie Mac). Delinquencies and liquidation proceedings are more likely with sub-prime mortgage loans than with mortgage loans that satisfy customary credit standards. If a portfolio of RMBS is backed by loans with disproportionately large aggregate principal amounts secured by properties in only a few states or regions in the United States, residential mortgage loans may be more susceptible to geographic risks relating to such areas. Violation of laws, public policies, and principles designed to protect consumers may limit the servicer’s ability to collect all or part of the principal or interest on a residential mortgage loan, entitle the borrower to a refund of amounts previously paid by it, or subject the servicer to damages and administrative enforcement. Any such violation could also result in cash flow delays and losses on the related issue of RMBS. It is not expected that RMBS will be guaranteed or insured by any U.S. governmental agency or instrumentality or by any other person. Distributions on RMBS will depend solely upon the amount and timing of payments and other collections on the related underlying mortgage loans.

Non-investment-grade RMBS risk. The Fund may invest in RMBS that are non-investment grade, which means that major rating agencies rate them below the top four investment-grade rating categories (i.e., “AAA” through “BBB”). Non-investment grade RMBS tend to be less liquid, may have a higher risk of default, and may be more difficult to value than investment grade bonds. Recessions or poor economic or pricing conditions in the markets associated with RMBS may cause defaults or losses on loans underlying such securities. Non-investment grade securities are considered speculative, and their capacity to pay principal and interest in accordance with the terms of their issue is not certain, which may impair the Fund’s performance and reduce the return on its investments.

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Multi-manager risk. The multi-manager strategy employed by the Fund involves special risks, which include:

Offsetting positions. Managers may make investment decisions which conflict with each other; for example, at any particular time, one manager may be purchasing shares of an issuer whose shares are being sold by another manager. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

Proprietary investment strategy risk. Managers may use proprietary or licensed investment strategies that are based on considerations and factors that are not fully disclosed to the Board of Trustees or the Adviser. Moreover, consistent with the Fund’s investment objectives, these proprietary or licensed investment strategies, which may include quantitative mathematical models or systems that rely on patterns inferred from historical prices and other financial data in evaluating prospective investments, may be changed or refined over time. A manager (or the licensor of the strategies used by the manager) may make certain changes to the strategies the manager has previously used, may not use such strategies at all (or the manager’s license may be revoked), may use additional strategies, where such changes or discretionary decisions, and the reasons for such changes or decisions, are also not fully disclosed to the Board of Trustees or the Adviser. For example, managers that develop or license quantitative models may, in their discretion, modify various programmable settings within these models (e.g., investment and execution analytics, weightings and risk parameters). These strategies may involve risks under some market conditions that are not anticipated by the Adviser or the Fund.

Non-diversification risk. The Fund is classified as a “non-diversified” investment company which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

New fund risk. The Fund and the Subsidiaries are recently formed entities and have no operating history upon which investors can evaluate performance, although the Adviser generally intends to primarily allocate the Fund’s assets to managers that have established track records. While the Adviser and certain Sub-Advisers may have experience in investment-related activities and in managing private investment funds, the Adviser has limited experience, and the Sub-Advisers may have limited or no experience as a manager of a registered investment company.

Regulatory risk. Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the investment industry in general and the alternative investment industry in particular. It is impossible to predict what, if any, changes in regulations may occur, but any regulation that restricts the ability of the Fund or Subsidiaries to trade in securities or commodities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in their trading (as well as other regulatory changes that result) could have a material adverse impact on the Fund’s performance.

The Fund and its managers may also be subject to regulation in jurisdictions in which they engage in business, which, in turn, could have a material adverse impact on the value of the investments of the Fund. Shareholders should understand that the Fund’s business is dynamic and is expected to change over time. Therefore, the Fund may be subject to new or additional regulatory constraints in the future. This Prospectus cannot address or anticipate every possible current or future regulation that may affect the Board of Trustees, the Adviser, the Sub-Advisers, the Fund, the Investment Funds, or the businesses of each. Such regulations may have a significant impact on shareholders or the operations of the Fund, including, without limitation, restricting the types of investments the Fund may make, preventing the Fund from exercising its voting rights with regard to certain financial instruments, requiring the Fund to disclose the identity of its investors or otherwise. The Board of Trustees may, in its sole discretion, cause the Fund to be subject to

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such regulations if it believes that an investment or business activity is in the Fund’s interest, even if such regulations may have a detrimental effect on one or more shareholders. Prospective investors are encouraged to consult their own advisors regarding an investment in the Fund.

REIT investment risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level).

Reliance on data risk. The Fund may use investment strategies, such as quantitative strategies, that are highly reliant on the gathering, cleaning, culling, and analysis of large amounts of data from third parties and other external sources. It is not possible or practicable, however, for a manager to factor all relevant, available data into quantitative model forecasts and/or trading decisions. Quantitative managers (and/or affiliated licensors of such data) will use their discretion to determine what data to gather with respect to an investment strategy and what subset of that data the models will take into account to produce forecasts that may have an impact on ultimate trading decisions. Shareholders should be aware that there is no guarantee that a quantitative manager will use any specific data or type of data in generating forecasts or making trading decisions on behalf of the Fund, nor is there any guarantee that the data actually utilized in generating forecasts or making trading decisions on behalf of the Fund will be (i) the most accurate data available or (ii) free from errors.

Royalty trusts risk. Royalty trusts are investment trusts whose securities are listed on a stock exchange and typically control underlying companies whose business relates to, without limitation, the acquisition, exploitation, production, and sale of oil and natural gas. A sustained decline in demand for crude oil, natural gas and refined petroleum products could adversely affect income and royalty trust revenues and cash flows. Rising interest rates could limit the capital appreciation of royalty trusts because of the increased availability of alternative investments at more competitive yields.

Sector risk. The Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Securities lending risk. The Fund may make secured loans of its portfolio securities in an amount not exceeding 33 1/3% of the value of the Fund’s total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, including possible impairment of the Fund’s ability to vote the securities. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account and may pay a fee to the borrower that normally represents a portion of the Fund’s earnings on the collateral. The Fund also bears the risk that the value of investments made with collateral may decline. The Fund bears the risk of total loss with respect to the investment of collateral.

Voting rights or rights to consent with respect to the loaned securities pass to the borrower. The Fund may have the right to call loans at any time on reasonable notice. However, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters. A manager may retain lending agents on behalf of the Fund that are compensated based on a percentage of the Fund’s return on its securities lending. The Fund may also pay various fees in connection with securities loans, including shipping fees and custodian fees.

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Short sales risk. The Fund may engage in short sales. Selling securities short creates the risk of losing an amount greater than the amount invested. Short selling is subject to the theoretically unlimited risk of loss because there is no limit on how much the price of a stock may appreciate before the short position is closed out. A short sale may result in a sudden and substantial loss if, for example, an acquisition proposal is made for the subject company at a substantial premium over the market price. Irrespective of the risk control objectives of the Fund’s multi-asset, multi-manager approach, such a high degree of leverage necessarily entails a high degree of risk. In the event that the Fund utilizes leverage in its investment program, the Fund may be subject to claims by financial intermediaries that extended “margin” loans in respect of such managed account. The risks involved in the use of leverage are increased to the extent that the Fund itself leverages its capital. An increasing number of jurisdictions are limiting the ability of market participants to engage in short selling in respect of certain securities. In some cases, these rules may also limit the ability of market participants to enter into a short position through a credit default swap or other similar derivatives contract. These rules may limit or preclude the Fund from entering into short sales or otherwise taking short positions that the applicable manager believes could be advantageous to the Fund.

Sovereign debt risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Structured products risk. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. Certain structured products may be thinly traded or have a limited trading market. In addition to the general risks associated with debt securities discussed herein, structured products carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured products are subordinate to other classes. Structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero.

Subsidiary risk. By investing in the Subsidiaries, the Fund is indirectly exposed to the risks associated with the Subsidiaries’ investments. The instruments held by each Subsidiary are in many respects similar to those that are permitted to be held by the Fund and subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of each Subsidiary will be achieved. The Subsidiaries are not registered under the 1940 Act and, unless otherwise noted in this Prospectus, are not subject to all of the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectus and the Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Cayman Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns. In addition, in late July 2011, the IRS suspended the issuance of private letter rulings relating to the tax treatment of income and gain generated by investments in commodity-linked notes and income generated by investments in controlled foreign corporations, such as the Cayman Subsidiary, that invest in commodity-linked derivative instruments.

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Tax risk. The extent of the Fund’s investments in each of the instruments, markets and asset classes described herein and the manner in which the Fund achieves such investments are limited by the Fund’s intention to qualify for taxation as a RIC under Subchapter M of the Code. If the Fund does not appropriately limit such investments or if such investments are recharacterized for U.S. tax purposes, the Fund’s treatment as a RIC may be jeopardized. In particular, in order to qualify as a RIC, the Fund must derive at least 90% of its gross income from specified sources (such income, “qualifying income”). Income from direct investments in commodities and certain commodity-related derivatives is not qualifying income. The IRS has indicated in a revenue ruling that income from certain commodity-linked instruments, such as certain structured notes, can constitute “qualifying income,” and the IRS has issued private letter rulings holding that income derived from certain commodity-linked notes constitutes “qualifying income.” In addition, the IRS formerly issued private letter rulings concluding that income derived by a RIC from a wholly owned subsidiary, such as the Cayman Subsidiary, that invests in commodities and commodity-linked derivatives constitutes “qualifying income.” Each of these private letter rulings applies only to the taxpayer that requested it and may not be used or cited as precedent. Moreover, the IRS has suspended the issuance of such rulings and is reviewing its policy in this area. The Fund has not applied for or received such a ruling from the IRS, and has not determined whether to seek such a ruling if the IRS were to resume issuing such rulings. In the absence of such a ruling or any published guidance issued by the IRS to the same or similar effect, the Fund uses other means of ensuring that the 90% gross income requirement is met. It is possible that, as a consequence of its current review of this area, the IRS will reverse its prior position and publish guidance under which it will take the position that these items does or will not constitute “qualifying income.” The tax treatment of the Fund’s investment in the Cayman Subsidiary could also be adversely affected by future legislation or Treasury regulations. If income derived by the Fund from its investments in the Cayman Subsidiary were not to constitute “qualifying income,” the Fund would most likely not qualify as a RIC under the Code. In addition, the Fund’s investments in and through underlying entities such as the Cayman Subsidiary and other investment vehicles may make it difficult for the Fund to meet the RIC qualification requirements regarding the diversification of its assets. Further, the U.S. tax treatment of certain of the Fund’s investments is uncertain, including under Subchapter M; an adverse determination by the IRS regarding the timing, character or amount of the Fund’s income or gains could cause the Fund to fail to meet the requirements for treatment as a RIC.

If the Fund were ineligible to or otherwise did not cure any failure to qualify for treatment as a RIC, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. The Fund’s failure to qualify for treatment as a RIC could therefore significantly reduce shareholders’ returns on their investments in the Fund. In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income could be subject to these U.S. taxes. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an underlying investment vehicle in which the Cayman Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund. Also, changes in legislation, regulations or other legally binding authority could affect the character, timing and amount of the Fund’s taxable income or gains and distributions, potentially affecting the Fund’s ability to pursue its investment strategy in the manner described herein, and potentially resulting in reduced returns to shareholders.

TBA risk. In the TBA market, the seller agrees to deliver the mortgage backed securities for an agreed upon price on an agreed upon date, but makes no guarantee as to which or how many securities are to be delivered. The Fund relies on the seller to complete the transaction, and the seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. In addition, the Fund bears the risk of loss in the event of the default or bankruptcy of the seller.

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Valuation risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the Fund determines its net asset value.

Warrants and rights risk. The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of options. Unlike most options, however, warrants and rights are issued in specific amounts, and warrants generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish.

Risks specific to investments in investment funds. Investment Funds often involve special risks not present in direct investments. These risks include:

Duplicative fees and expenses. It is expected that investors in the Fund will bear two layers of asset-based management fees (directly at the Fund level and indirectly at the Investment Fund level, including with respect to UCITS funds) and a single layer of incentive fees (at both the Investment Fund). The Fund does not pay an incentive fee. Expenses exist at the Fund level and the Investment Fund level.

Estimates. The Fund’s investments in Investment Funds will be priced, in the absence of a readily available market values, based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Adviser and the net asset value of the Fund’s shares. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if readily available market values were available for all of the Fund’s investments.

Exemption from 1940 Act. Investment Funds generally will not be registered as investment companies under the 1940 Act, and therefore, the Fund will not be able to avail itself of the protections of the 1940 Act with respect to such investments.

Illiquid securities risk. Certain Investment Funds, including unaffiliated hedge funds and UCITS funds, are expected to be subject to transfer or redemption restrictions that will impair the liquidity of these investments. Additionally, some Investment Funds may suspend the withdrawal rights of their shareholders, including the Fund, from time to time. Investment Funds are generally permitted to make payment to withdrawing investors in-kind. Thus, upon the Fund’s withdrawal of all or a portion of its interest from an Investment Fund, the Fund may receive an in-kind distribution of investments that are illiquid or difficult to value. Illiquid investments could prevent the Fund from liquidating unfavorable positions promptly and subject the Fund to substantial losses. Furthermore, the valuation of illiquid investments is complex and uncertain, and there can be no assurance that the Adviser’s valuation will accurately reflect the value that will be realized by the Fund upon the eventual disposition of such investment. Disposition of such illiquid investments may also result in distributions in kind to the Fund. Liquid investments may become illiquid after purchase, particularly during periods of market turmoil.

Limited information rights. The Adviser will be dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser’s ability to accurately value the Fund’s shares. In most cases where the Fund holds investments in

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unaffiliated Investment Funds, the Adviser has little or no means of independently verifying this information. In addition, shareholders of the Fund will have no right to receive information about unaffiliated Investment Funds or their managers, and will have no recourse against unaffiliated Investments Funds or their managers.

Performance fees. Incentive fees charged by advisors of Investment Funds may create incentives for such advisors to make investments that are riskier or more speculative than in the absence of these fees. Because these fees are often based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains. In addition, the advisors of Investment Funds may receive compensation for positive performance of an Investment Fund even if the Fund’s overall returns are negative. Performance fee arrangements may differ among Investment Funds. Very generally, Investment Funds typically charge performance fees that range from 10-20% annually of realized and unrealized appreciation. However, the Fund may invest in Investment Funds that charge performance fees that are higher or lower than this typical range.

Waiver of voting rights. The Fund intends to purchase non-voting securities of, or to contractually forego irrevocably the right to vote in respect of, Investment Funds in order to prevent the Fund from becoming an “affiliated person” of the Investment Fund for purposes of the 1940 Act and becoming subject to the prohibitions on transactions with affiliated persons contained in the 1940 Act. Consequently, the Fund will not be able to vote to the full extent of its economic interest on matters that require approval of investors in each Investment Fund, including matters that could adversely affect the Fund’s investment. The Fund intends to waive its voting rights of Investment Funds only pursuant to a negotiated, contractual agreement. The Adviser will make the determination to waive voting rights pursuant to policies adopted by the Board of Trustees. Entering into voting waivers is expected to allow the Fund to purchase interests in Investment Funds that represent attractive investment opportunities, which the Fund might otherwise be restricted from holding pursuant to the prohibitions on transactions with affiliated persons under the 1940 Act.

Portfolio holdings

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI.

More on fund management

Adviser and Sub-Advisers

Adviser

Blackstone Alternative Investment Advisors LLC (“BAIA” or the “Adviser”) is the Fund’s investment adviser. BAIA, a registered investment adviser located at 345 Park Avenue, 28th Floor, New York, New York 10154, is an affiliate of Blackstone Alternative Asset Management L.P., (“BAAM”), a registered investment adviser with $49.2 billion in assets under management as of July 1, 2013, and an indirect wholly-owned subsidiary of The Blackstone Group L.P., a publicly traded master limited partnership that has units that trade on the New York Stock Exchange under the symbol “BX”.

The Fund will pay the Adviser a management fee (the “Management Fee”) at an annual rate of 1.95% of the Fund’s average daily net assets, excluding the net assets of the Subsidiaries. The Adviser receives additional compensation at an annual rate of 1.95% of each Subsidiary’s average daily net assets for providing management services to the Subsidiaries. The Subsidiaries have also entered into separate contracts for the provision of custody, transfer agency, and audit services, and each will bear the fees and expenses it incurs in connection with these services.

A discussion regarding the basis for the approval of the Fund’s investment advisory and sub-advisory agreements by the Board of Trustees will be available in the Fund’s initial shareholder report.

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Portfolio managers

The portfolio managers of the Fund have day-to-day management responsibilities for the Fund. BAIA’s Investment Committee reviews and approves investments made by the Fund but is not primarily responsible for the day-to-day management of the Fund’s portfolio. Information regarding the portfolio managers is set forth below.

Name	Since	Title and Recent Biography
Stephen Sullens	2013	2006-Present: Senior Managing Director and Head of Portfolio Management for Hedge Fund Solutions, The Blackstone Group L.P. (“Blackstone”)
Richard Scarinci	2013	2013-Present: Managing Director, Blackstone (Hedge Fund Solutions) 2008-2012: Vice President, Blackstone (Hedge Fund Solutions)
Alberto Santulin	2013	2005-Present: Managing Director, Blackstone (Hedge Fund Solutions)

Further information regarding the portfolio managers of the Fund, including compensation, other accounts managed, and ownership of securities in the Fund, is available in the SAI.

Sub-Advisers

The Adviser engages the following entities as Sub-Advisers to provide investment management services to the Fund or to one or more Subsidiaries:

•

Boussard & Gavaudan Asset Management, LP (“BGAM”), located at 9-10 Savile Row London W1S 3PF, United Kingdom, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Multi-Strategy Strategy. Founded in 2002, BGAM had approximately $1.453 billion in assets under management as of July 1, 2013.

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BTG Pactual Asset Management US, LLC, located at 601 Lexington Avenue, 57th Floor, New York, NY 10022, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Global Macro Strategy. Founded in 2009, BTG Pactual Group managed a total of approximately $87.1 billion as of December 31, 2012.

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Caspian Capital LP (“Caspian”), located at 767 Fifth Avenue, New York, NY 10153, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using an Opportunistic Trading Strategy. Formed in 2010, Caspian had approximately $3.1 billion in assets under management as of December 31, 2012.

•

Cerberus Sub-Advisory I, LLC (“Cerberus Sub-Advisory”), located at 875 Third Avenue, New York, NY 10022, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using an Opportunistic Trading Strategy. Cerberus Sub-Advisory, a recently formed entity, is an affiliate of Cerberus Capital Management, L.P. (“CCM”). Founded in 1992, CCM had approximately $24 billion in assets under management as of January 1, 2013.

•

Chatham Asset Management, LLC (“Chatham”), located at 26 Main Street, Suite 204, Chatham, NJ 07928, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using an Opportunistic Trading Strategy. Founded in 2003, Chatham had approximately $1.389 billion in assets under management as of December 31, 2012.

•

Credit Suisse Hedging-Griffo Serviços Internacionais S.A. (“CSHG”), located at Rua Leopoldo Couto de Magalhães Junior, 700, 11 Floor, Itaim Bibi, 04542-000, São Paulo, Brazil, an investment adviser registered with the SEC and a commodity trading adviser registered with the CFTC, manages a portion of the Fund’s assets using a Global Macro Strategy. Founded in 2004, CSHG had approximately $3 billion in assets under management as of December 31, 2012.

•

Good Hill Partners LP (“Good Hill”), located at 1599 Post Road East, Westport, CT 06880, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2006, Good Hill managed approximately $761.5 million in discretionary assets and $68.6 million in non-discretionary assets as of December 31, 2012.

•

HealthCor Management, L.P. (“HealthCor”), located at 152 West 57th Street, 43rd Floor, Carnegie Hall Tower, New York, NY 10019, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 2005, HealthCor had approximately $2 billion in assets under management as of December 31, 2012.

36	Blackstone Alternative Multi-Manager Fund

More on fund management cont’d

•

Nephila Capital Ltd. (“Nephila”), located at 31 Victoria Place, 3rd Floor West, Hamilton, HM 10, Bermuda, an investment adviser registered with the SEC and a commodity trading adviser registered with the CFTC, manages a portion of the Fund’s assets using an Opportunistic Trading Strategy. Founded in 1997, Nephila had $7.81 billion in assets under management as of December 31, 2012.

•

Two Sigma Advisers, LLC (“Two Sigma”), located at 100 Avenue of the Americas, 16th Floor, New York, NY 10013, an investment adviser registered with the SEC, manages a portion of the Fund’s assets using a Quantitative Strategy. Two Sigma, along with its affiliate Two Sigma Investments, LLC, which was founded in 2001, had approximately $11.7 billion in assets under management as of January 1, 2013.

•

Wellington Management Company, LLP (“Wellington Management”), located at 280 Congress Street, Boston, MA 02210, an investment adviser registered with the SEC and a commodity trading adviser registered with the CFTC, manages a portion of the Fund’s assets using a Fundamental Strategy. Founded in 1933, Wellington had approximately $773 billion in assets under management as of June 30, 2013.

The Sub-Advisers that provide investment services to a Subsidiary do not provide services to the Fund. The Adviser compensates the Sub-Advisers out of the Management Fee it receives from the Fund or a Subsidiary. Each Sub-Adviser makes investment decisions for the assets it has been allocated to manage, subject to the overall supervision of the Adviser. The Adviser oversees the Sub-Advisers for compliance with the Fund or Subsidiary’s investment objective, policies, strategies, and restrictions, and monitors each Sub-Adviser’s adherence to its investment style. In allocating the Fund’s assets, the Adviser has discretion to not allocate any assets to one or more Sub-Advisers at any time.

Selection of Sub-Advisers

The Adviser currently intends to generally consider the following factors as part of its Sub-Adviser screening process, although the factors considered from time to time or with respect to any one Sub-Adviser may vary and may include only some or none of the factors listed below or other factors that are not listed below:

Attractive long-term risk-adjusted investment performance: The Adviser seeks to choose non-traditional Sub-Advisers that it believes will produce attractive long-term risk-adjusted returns over a full market cycle.

Skilled application of non-traditional investment techniques: The Adviser believes that attractive risk-adjusted investment returns can sometimes be found outside traditional investment strategies that rely on relative performance against public market equity and fixed income benchmarks. The Adviser may seek to choose Sub-Advisers who use “non-traditional” investment approaches, which often seek to take advantage of market inefficiencies and other factors in order to outperform the underlying markets of their investments.

Opportunistic approach to investing: Among the Sub-Advisers sought out by the Adviser may be “opportunistic” Sub-Advisers who are willing to make substantial investments based on the direction the Sub-Adviser anticipates a particular market, markets or individual securities will take. These Sub-Advisers may make “directional investments” and frequently use leverage to attempt to produce attractive returns.

Management stability and committed investment professionals: The Adviser believes the ability to generate attractive risk-adjusted returns over a full market cycle, especially when the application of sophisticated non-traditional techniques is involved, is dependent upon the performance of committed investment professionals. No matter how appealing the investment concept, the Adviser believes that attractive risk-adjusted returns can only be generated by committed people operating in a stable environment.

Blackstone Alternative Multi-Manager Fund	37

Ongoing monitoring: Once selected, the performance of each Sub-Adviser is regularly reviewed, and new Sub-Advisers are identified and considered on an on-going basis. In addition, the allocation of the Fund’s assets among Sub-Advisers, approaches, and styles will be regularly monitored and may be adjusted in response to performance results or changing economic conditions.

Multi-manager structure

The Adviser has ultimate responsibility to oversee the Sub-Advisers, subject to the oversight of the Fund’s Board of Trustees. The Adviser is also responsible for recommending the hiring, termination, and replacement of the Sub-Advisers (as defined below). The Fund has obtained an exemptive order from the SEC that permits the Adviser to hire Permitted Sub-Advisers by entering into sub-advisory agreements with them, and to make material amendments to those sub-advisory agreements without seeking the approval of the Fund’s shareholders. The Adviser expects to hire and terminate Permitted Sub-Advisers in reliance on the exemptive order. The Fund will furnish shareholders with information about new Permitted Sub-Advisers retained in reliance on the exemptive order within 90 days of the hiring of a new Permitted Sub-Adviser. The initial sole shareholder of the Fund has approved the Fund’s use of this exemptive order and the Fund and the Adviser intend to rely on the exemptive order without seeking additional shareholder approval. The term “Permitted Sub-Adviser” means any Sub-Adviser that is either unaffiliated with the Adviser or that is a directly or indirectly wholly-owned subsidiary of The Blackstone Group L.P.

The Adviser has currently entered into sub-advisory agreements with the Sub-Advisers named above. The Adviser manages assets not allocated to a Sub-Adviser and may do so directly or through a Subsidiary.

Expense limitation undertaking

BAIA has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund to limit the amount of the Fund’s “Specified Expenses” (as described below) to an amount not to exceed 0.45% per annum of the Fund’s net assets (the “Expense Cap”) (computed and applied on a monthly basis). “Specified Expenses” is defined to include all expenses incurred in the business of the Fund with the exception of: (i) investment management fees, (ii) distribution or servicing fees, (iii) acquired fund fees and expenses, (iv) brokerage and trading costs, (v) interest payments (including any interest expenses, commitment fees, or other expenses related to any line of credit of the Fund), (vi) taxes, (vii) dividends and interest on short positions, and (viii) extraordinary expenses (as determined in the sole discretion of the Adviser). To the extent that Specified Expenses for the Fund for any month exceed the Expense Cap, BAIA will waive its fees and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. BAIA may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion after May 31, 2016 upon appropriate notice to the Fund. This arrangement cannot be terminated prior to May 31, 2016 without the Board of Trustees’ consent.

The Fund has agreed to repay the amounts borne by BAIA under the Expense Limitation and Reimbursement Agreement within the three year period after BAIA bears the expense, when and if requested by BAIA, but only if and to the extent that the Specified Expenses of the Fund are less than the lower of the Expense Cap and any expense limitation agreement then in effect with respect to the Specified Expenses. BAIA is permitted to receive such repayment from the Fund provided that the reimbursement amount does not raise the level of Specified Expenses of the Fund in the month the repayment is made to a level that exceeds the Expense Cap or any other expense limitation agreement then in effect with respect to the Specified Expenses.

Shareholder information

Determination of net asset value

The net asset value or “NAV” of the Fund and its shares is determined as of the close of regular trading on the NYSE, generally at 4:00 p.m. New York time. The NAV per share of the Fund is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of outstanding shares. NAV is not determined on any days when the NYSE is closed for business. The Fund may elect not to determine NAV on days when none of its shares are tendered for redemption and it

38	Blackstone Alternative Multi-Manager Fund

Shareholder information cont’d

accepts no orders to purchase its shares. Because the Fund may hold portfolio securities listed on non-U.S. exchanges that trade on days on which the NYSE is closed, the net asset value of the Fund’s shares may change significantly on days when shares cannot be redeemed.

The value of the Fund’s investments is generally determined as follows:

Exchange-traded securities (other than exchange-traded bonds and exchange-traded options)

•	Last sale price or

•	Official settlement price or

•	Average of the bid and ask prices

Exchange-traded bonds

•

Average of the bid and ask prices of the security if bid and ask both existed at the last moment of the regular trading session for such security or bid price at the close of trading on such exchange on such day

Exchange-traded options

•

Official settlement price of any security for which an official settlement price exists as of the last trading day of the applicable month, or if no official settlement price exists, at the average of the bid and ask prices of the security if bid and ask both existed at the last moment of the regular trading session for such a security, or at the bid price at the close of trading on such exchange on such day

Forwards

•	Forward currency contracts are valued at the current forward market prices obtained from brokers or from independent pricing sources

Over-the-counter (“OTC”) derivative contracts and fixed-income instruments

•	Such instruments are valued using independent market data providers, counterparty valuations or independent broker quotes. Average of prices obtained from brokers is used where applicable

Shares of other open-end registered investment companies

•	Most recent NAV

The values of non-U.S. securities quoted in non-U.S. currencies, non-U.S. currency balances and non-U.S. forward currency contracts are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 p.m. New York time, at then current exchange rates or at such other rates as the Board of Trustees or persons acting at its direction may determine in computing net asset value.

Although the Adviser normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Adviser monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative pricing sources may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily provide greater certainty about the prices used by the Fund.

Interests in investment funds

The Fund bases its net asset value on valuations of its interests in the Subsidiaries and Investment Funds as of the time of the Fund’s valuation. Valuations of the Investment Funds are reported to the Fund by the applicable managers and their agents, including their administrators, based on each Investment Fund’s valuation policies and reported at the time of the Fund’s valuation. Typically, the fair value of the Fund’s interest in an Investment Fund represents the amount that the Fund could reasonably expect to receive from an Investment Fund were the Fund to withdraw its interest at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Managers typically have discretion to determine whether market prices or quotations fairly represent the value of particular assets held by the Investment Funds, and also typically are authorized to assign a value to these assets that differs from the market prices or quotations for such assets. As a result, information

Blackstone Alternative Multi-Manager Fund	39

available to the Fund concerning the value of its interests in Investment Funds may not reflect market prices or quotations for the underlying assets held by such Investment Funds. With respect to Investment Funds that do not report a value to the Fund on a timely basis, the Fund determines the fair value of its interest in the Investment Fund based on the most recent value reported by the Investment Fund, together with any other relevant information available at the time the Fund values its portfolio.

There are uncertainties in the valuations reported by the manager or agent of an Investment Fund, upon which the Fund calculates its own net assets. As a result, the Fund’s net assets (and net asset value) may be subject to later adjustment, based on information reasonably available at such later time that shows earlier conclusions regarding the valuation of one or more Investment Funds were inaccurate. Valuation determinations that are later shown to be inaccurate may have an adverse effect on the Fund or individual shareholders by affecting the amount of fees paid by the Fund, causing purchasing or redeeming shareholders to pay or receive too little or too much for their shares and causing the interests of remaining shareholders to become overvalued or diluted.

For example, fiscal year-end net asset value calculations of the Investment Investment Funds typically would be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect the amounts received from the Fund by investors who redeemed their shares before such adjustments. As a result, to the extent that subsequently adjusted valuations from the manager or agent of an Investment Investment Fund or revisions to the net asset value of an Investment Fund adversely affect the Fund’s net asset value, the shares will be adversely affected by previous redemptions to the benefit of shareholders who redeemed their shares at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the then-outstanding shares and to the detriment of shareholders who previously redeemed their shares at a net asset value lower than the adjusted amount. The same principles apply to the purchase of shares.

“Fair value” pricing

For all other assets and securities, including derivatives, and in cases where market quotations are not readily available or circumstances make an existing methodology or procedure unreliable, the Fund’s investments are valued at “fair value,” as determined in good faith by the Board of Trustees or pursuant to procedures approved by the Fund’s Board of Trustees.

With respect to the Fund’s use of “fair value” pricing, you should note the following:

•

In some cases, a significant portion of the Fund’s assets may be “fair valued.” The values of assets that are fair valued are determined by the Board of Trustees or persons acting at the Board of Trustees’ direction pursuant to procedures approved by the Board of Trustees. Factors that may be considered in determining fair value include, among others, the value of other financial instruments traded on other markets, trading volumes, changes in interest rates, observations from financial institutions, significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the of the relevant market and before the Fund’s net asset value is calculated, other news events, and significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). Because of the uncertainty inherent in fair value pricing, the fair value determined for a particular security may be materially different from the value realized upon its sale.

•

The Fund may also fair value securities that trade in securities markets that close prior to the close of the NYSE due to time zone differences. For example, the Fund may fair value its international equity holdings as a result of significant events that occur after the close of the relevant market and before the time the Fund’s net asset value is calculated. In these cases, the benchmark or index may use the local market closing price, while the Fund uses an adjusted fair value price.

•

The Fund’s use of fair value pricing may cause the Fund’s returns to differ from those of its benchmark or other comparative index more than would otherwise be the case. The use of fair value pricing may reduce the opportunity for arbitrageurs to profit from frequent trading in the Fund.

40	Blackstone Alternative Multi-Manager Fund

Shareholder information cont’d

Additional information about the purchase and sale of shares

The Fund currently offers one class of Shares, Class I Shares, which is being offered by this Prospectus.

Class I Shares are offered for investors who are clients of investment advisors, consultants, broker-dealers or other financial intermediaries who: (a) charge such clients fees for advisory, investment, consulting or similar services and (b) have entered into an agreement with Blackstone Advisory Partners L.P. (the “Distributor”) to offer Class I Shares. Class I Shares may also be offered for investment by personnel of the Adviser, and as may be determined by the Board of Trustees. At the time of the Fund’s commencement of operations, it is expected that shares of the Fund may be held exclusively by a single financial advisor who will hold the shares on behalf of its clients.

Financial intermediaries who offer Class I Shares typically charge fees from their clients (e.g., fees for advisory, investment, consulting or similar services) and/or offer the shares subject to policies (e.g., shareholder qualification requirements, minimum initial investment amounts) that are in addition to those described in this Prospectus. You should contact your financial intermediary for information regarding such fees and/or policies.

You may purchase or redeem shares of the fund each day the NYSE is open, at the Fund’s net asset value determined after receipt of your request in good order.

The Fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of Fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the Fund (such as brokerage commissions), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced in the Fund’s NAV.

Buying shares

The price to buy one share of the Fund is its NAV. The Fund’s shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Redemption of shares

Shares will be redeemed at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day following the day they are received in proper form, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the Fund.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities (which may include interests held in Investment Funds) or commodities contracts (or cash and securities and commodities contracts) rather than in cash if the Adviser determines it is in the best interest of the Fund. Investments distributed in kind may not be readily marketable or saleable and may have to be held by you for an indefinite period of time. The risk of loss and delay and expense relating to liquidating or transferring these securities or commodities will be borne by you, with the result that you may receive less cash than you would have otherwise received on the date of withdrawal.

When you terminate your relationship with your financial intermediary, your shares may be sold at the NAV next calculated, in which case your financial intermediary would send the redemption proceeds to you.

Blackstone Alternative Multi-Manager Fund	41

Federal anti-money laundering regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order to verify your identity in accordance with these regulations. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. The Fund has appointed an anti-money laundering compliance officer.

Exchanging shares

The Fund has no exchange privilege with any other fund.

Frequent purchases and redemptions of shares

Frequent purchases and redemptions of mutual fund shares may inhibit the efficient management of the Fund’s portfolio by the Adviser, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.

The Fund invests in foreign securities and may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization companies that are thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, potential remains for short-term arbitrage trades to dilute the value of the Fund’s shares.

Because of the potential harm to the Fund and its long term shareholders, the Board of Trustees has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of shares. For this reason, the Board of Trustees has not adopted any specific restrictions on purchases and sales of shares, but the Fund reserves the right to reject any purchase of shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases of shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The Fund will assess the effectiveness of current policies and surveillance tools on an ongoing basis, and the Board of Trustees reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of shares, even when the trading is not for abusive purposes.

42	Blackstone Alternative Multi-Manager Fund

Cost basis reporting

Upon the redemption or sale of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. Please see the Fund’s website under “Closed-End Funds/Mutual Fund” on Blackstone’s website (http://www.blackstone.com) (click on the “Our Businesses” tab) or contact the Fund at 1-888-240-0594, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. This reference to Blackstone’s website is intended to allow public access to information regarding the Fund and does not, and is not intended to, incorporate Blackstone’s website into this prospectus. Please consult your tax advisor to determine which available cost basis method is best for you.

Dividends, distributions, and taxes

Dividends and distributions

The Fund earns dividends, interest, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The Fund normally pays dividends and capital gain distributions in December, but may make additional distributions at other times.

Your dividends and capital gain distributions will be automatically reinvested in additional shares of the Fund or, if you elect, paid to you in cash.

Tax considerations

The following tax discussion offers only a brief outline of the U.S. federal income tax consequences of investing in the Fund and is based on the federal tax laws in effect on the date hereof. Such tax laws are subject to change by legislative, judicial or administrative action, possibly with retroactive effect. Further, this discussion does not address tax consequences to specific types of shareholders such as tax-deferred retirement plans or foreign shareholders (defined below). The SAI provides more detailed information regarding the tax consequences of investing in the Fund.

Dividends paid out of the Fund’s investment income will generally be taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares. Distributions from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions from the sale of investments that the Fund owned for one year or less are taxable to you as ordinary income.

Distributions reported by the Fund as derived from “qualified dividend income” (“QDI”) will be taxed to individual shareholders at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. In addition, if a portion of the Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund cannot predict at this time what portion, if any, of its dividends will be eligible for the dividends-received deduction or for treatment as QDI.

A 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts whose income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this tax on their investment in the Fund.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot be determined finally until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds its current and accumulated earnings and profits. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Fund shares; any such distribution in excess of your tax basis is treated as gain from a sale of your shares.

Blackstone Alternative Multi-Manager Fund	43

The tax treatment of your dividends and distributions will be the same regardless of whether they are paid to you in cash or reinvested in additional Fund shares. If you buy shares of the Fund when the Fund has unrealized gains that are subsequently realized, or realized but not yet distributed income or gains, you will be “buying a dividend” by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year.

Each year, we will notify you of the tax status of dividends and other distributions.

The Fund intends to elect to be treated as, and intends to qualify and be treated each year as, a “regulated investment company” (a “RIC”) under Subchapter M of the Code. In order to qualify and be treated as a RIC, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income” as defined in the Code and meet requirements with respect to diversification of assets and distribution of income and gains. If the Fund qualifies for treatment as a RIC, it generally will not be required to pay federal income taxes on income and gains it distributes in a timely manner to shareholders. If the Fund were to fail to meet any of these requirements, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, the Fund would be subject to tax on its taxable income and gains at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.

As noted above, the Fund intends to gain exposure to commodities and commodity-related instruments in whole or in part through investments in the Cayman Subsidiary. The Fund intends to take the position that income from its investments in commodity-linked notes and in the Cayman Subsidiary will constitute “qualifying income” for purposes of RIC qualification. Under current law and in the absence of an IRS ruling or other guidance, there can be no certainty in this regard. In the absence of a ruling or any published guidance issued by the IRS to the effect that income from the Fund’s investments in the Cayman Subsidiary will constitute “qualifying income,” the Fund uses other means of ensuring that the 90% gross income requirement is met.

The Cayman Subsidiary is wholly owned by the Fund. A U.S. person who owns (directly, indirectly or constructively) 10 percent or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A foreign corporation is a CFC if, on any day of its taxable year, more than 50 percent of the voting power or value of its stock is owned (directly, indirectly or constructively) by “U.S. Shareholders.” Because the Fund is a U.S. person that owns all of the stock of the Cayman Subsidiary, the Fund is a “U.S. Shareholder” with respect to the Cayman Subsidiary and the Cayman Subsidiary is a CFC. As a “U.S. Shareholder,” the Fund is required to include in gross income for U.S. federal income tax purposes all of the Cayman Subsidiary’s “subpart F income” (defined below), whether or not such income is distributed by the Cayman Subsidiary. It is expected that all of the Cayman Subsidiary’s income will be “subpart F income.” “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. The Fund’s recognition of the Cayman Subsidiary’s “subpart F income” will increase the Fund’s tax basis in the Cayman Subsidiary. Distributions by the Cayman Subsidiary to the Fund will be tax-free, to the extent of the Cayman Subsidiary’s previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Cayman Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Cayman Subsidiary’s underlying income. Net losses incurred by the Cayman Subsidiary during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by the Cayman Subsidiary during a tax year generally cannot be carried forward by the Cayman Subsidiary to offset gains realized by it in subsequent tax years.

44	Blackstone Alternative Multi-Manager Fund

Dividends, distributions, and taxes cont’d

Further, if a net loss is realized by an Investment Fund or other investment vehicle that is treated as a corporation for U.S. federal income tax purposes, such net loss generally is not available to offset the income earned from other sources by the Fund or Subsidiary that invests in such investment vehicle.

In addition, if any income earned by the Cayman Subsidiary or by an underlying investment vehicle in which the Cayman Subsidiary invests were treated as “effectively connected” with the conduct of a trade or business in the United States (“effectively connected income” or “ECI”), such income would be subject to both a so-called “branch profits tax” of 30% and a federal income tax at the rates applicable to U.S. corporations, at the entity level. If, for U.S. federal income tax purposes, the Cayman Subsidiary were to earn ECI in connection with its direct investment activities, or were deemed to earn ECI in respect of the activities of an underlying investment vehicle, a portion or all of the Cayman Subsidiary’s income would be subject to these U.S. taxes. The Fund expects that, in general, the activities of the Cayman Subsidiary will be conducted in such a manner that none of these entities will be treated as engaged in a U.S. trade or business, but there can be no assurance that none of these entities will recognize any effectively connected income. The imposition of U.S. taxes on ECI, at either the Cayman Subsidiary level or the level of an underlying investment vehicle in which the Cayman Subsidiary invests, could significantly reduce shareholders’ returns on their investments in the Fund.

The Domestic Subsidiaries are disregarded entities for U.S. federal tax purposes. As a result, in the case of each Domestic Subsidiary, (i) the Fund is treated as owning the Domestic Subsidiary’s assets directly; (ii) any income, gain, loss, deduction or other tax items arising in respect of the Domestic Subsidiary’s assets will be treated as if they are realized or incurred, as applicable, directly by the Fund; and (iii) any distributions the Fund receives from the Domestic Subsidiary will have no effect on the Fund’s U.S. federal income tax liability.

Certain of the Fund’s investments, including certain debt instruments, derivatives, its investment in the Cayman Subsidiary, exchange-traded notes, commodity-related investments, foreign securities or foreign currencies, certain event-linked instruments and certain of the Cayman Subsidiary’s investments, could affect the amount, timing and character of distributions you receive or could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate investments, including when it is not advantageous to do so, in order to make required distributions). The timing and character of income or gains arising from such investments can be uncertain. Further, the application of the requirements for treatment as a RIC under the Code can be unclear with respect to certain of these investments. As a result, the extent to which or manner in which the Fund makes such investments can be limited by tax considerations and there can be no assurance that the Fund will be able to maintain its status as a RIC.

Certain dividends and other distributions received by the Fund from sources outside the United States may be subject to withholding taxes imposed by countries outside the U.S. This may reduce the return on your investment. In the event that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may make an election to pass through to its shareholders the amount of foreign income taxes paid by it. If the Fund is eligible and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

The Fund’s investments in foreign securities (other than equity securities) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

If you sell or redeem your Fund shares, you may realize a capital gain or loss (provided the shares are held as a capital asset) which will be long-term or short-term, depending generally on your holding period for the shares. See “Cost Basis Reporting” above for a description of reporting rules relating to redemptions of Fund shares.

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he, she or it is not subject to such withholding. The backup withholding rate is 28%.

Blackstone Alternative Multi-Manager Fund	45

Investments through tax-qualified retirement plans and other tax-advantaged investors are generally not subject to current federal income tax, although certain real estate-related income may be subject to special rules, including potential taxation and reporting requirements. Shareholders should consult their tax advisers to determine the precise effect of an investment in a Fund on their particular tax situation.

Fund distributions also may be subject to state and local taxes. You should consult with your own tax Adviser regarding the particular consequences of investing in the Fund.

Absent a specific statutory exemption, dividends other than capital gain dividends paid to a shareholder that is not a “United States person” within the meaning of the Code (a “non-U.S. shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). Capital gain dividends paid to foreign shareholders are generally not subject to such withholding. Effective for taxable years of a RIC beginning before January 1, 2014, the RIC is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign shareholder, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent the RIC properly reports such distributions in a written notice to shareholders. It is currently unclear whether Congress will extend these exemptions from withholding for taxable years beginning on or after January 1, 2014, or what the terms of any such an extension would be.

The Foreign Account Tax Compliance Act (“FATCA”) generally requires the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including capital gain dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends), beginning as early as January 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Please see the SAI for more detailed tax information.

Distribution arrangements

Blackstone Advisory Partners L.P. (“BAP”) distributes the Fund’s shares. In addition, the Adviser may use its own resources to pay BAP or other broker-dealers or financial intermediaries in connection with providing services intended to result in the sale of shares of the Fund and/or for sub-transfer agency or shareholder support services. The Adviser or BAP may pay significant amounts to intermediaries, including, but not limited to, retirement plan sponsors, service-providers, and administrators that provide those services. Payments by BAP or the Adviser may create an incentive for an intermediary, or its representatives, to recommend or offer shares of the Fund to its customers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related SAI, in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the Fund or BAP. This Prospectus and the related SAI do not constitute an offer by the Fund or by BAP to sell shares of the Fund to or to buy shares of the Fund from any person to whom it is unlawful to make such offer.

Financial highlights

The Fund has not commenced operations, so it has no financial highlights to report.

Blackstone

Blackstone

Alternative Multi-Manager Fund

You may visit the Fund’s website, under “Closed-End Funds/Mutual Fund” on Blackstone’s website (http://www.blackstone.com) (click on the “Our Businesses” tab), for a free copy of the Prospectus, Statement of Additional Information (“SAI”), or an Annual or Semi-Annual Report.

Shareholder reports. Additional information about the Fund’s investments will be available in the Fund’s Annual and Semi-Annual Reports to shareholders. Once available, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

The Fund sends only one report to a household if more than one account has the same last name and same address. Contact your service agent or the Fund if you do not want this policy to apply to you.

Statement of additional information. The SAI provides more detailed information about the Fund and is incorporated by reference into (and is legally a part of) this Prospectus.

You can make inquiries about the Fund or obtain shareholder reports or the SAI (without charge) by contacting your service agent or by calling the Fund at 1-888-240-0594, or by writing to the Fund at 345 Park Avenue, 28th Floor, New York, NY 10154.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

File Number: 811-22743